UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2021

REXNORD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35475	20-5197013
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

511 W. Freshwater Way Milwaukee, Wisconsin	53204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 643-3739

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.01 par value	RXN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

EXPLANATORY NOTE

As previously disclosed, on February 15, 2021, Rexnord Corporation (“Rexnord” or the “Company”) entered into definitive agreements with Regal Beloit Corporation (“Regal”), Land Newco, Inc., a wholly-owned indirect subsidiary of Rexnord (“Land”), and Phoenix 2021, Inc., a wholly-owned subsidiary of Regal (“Merger Sub”), with respect to a Reverse Morris Trust transaction (the “Proposed Transaction”), pursuant to which, and subject to the terms and conditions of the definitive agreements entered into among the parties, (1) Rexnord will transfer (or cause to be transferred) to Land substantially all of the assets, and Land will assume substantially all of the liabilities, of Rexnord’s Process & Motion Control segment (“PMC”) (the “Reorganization”), (2) after which, all of the issued and outstanding shares of common stock, $0.01 par value per share, of Land (“Land common stock”) held by a subsidiary of Rexnord will be distributed in a series of distributions to Rexnord’s stockholders (the “Distributions”, and the final distribution of Land common stock from Rexnord to Rexnord’s stockholders, which is to be made pro rata for no consideration, the “Spin-Off”) and (3) immediately after the Spin-Off, Merger Sub will merge with and into Land (the “Merger”) and all shares of Land common stock (other than those held by Rexnord, Land, Regal, Merger Sub or their respective subsidiaries) will be converted into the right to receive shares of the common stock, $0.01 par value per share, of Regal (“Regal common stock”), as calculated and subject to adjustment as set forth in the merger agreement entered into among the parties. When the Merger is completed, Land (which at that time will hold the PMC business) will be a wholly-owned subsidiary of Regal.

On July 21, 2021, Rexnord filed a Schedule 14A Definitive Proxy Statement (the “Definitive Proxy Statement”) with the U.S. Securities and Exchange Commission.

Item 8.01 Other Events.

A complaint has been filed in the United States District Court, Central District of California, captioned, Stephen Bushansky v. Rexnord Corporation., et al., (the “Complaint”). The Complaint alleges that the Definitive Proxy Statement is materially deficient and omits and/or misrepresents material information.

The Company denies that it has violated any laws and believes that the claims asserted in these lawsuits are without merit. The Company believes that the Definitive Proxy Statement contains all material information required to be disclosed and that no supplemental disclosure is required to the Definitive Proxy Statement under any applicable law, rule or regulation. Nevertheless, solely to avoid the possibility of delays to the closing of the merger, and to eliminate the burden and expense of possible litigation, the Company has decided to make the following supplemental disclosures. Nothing in this Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to pages in the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Definitive Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Definitive Proxy Statement. The Company denies any alleged violations of law or any legal or equitable duty. Without admitting in any way and expressly denying that the disclosures below are material or otherwise required by law, the Company makes the following supplemental disclosure solely for the purpose of mooting any alleged disclosure issues asserted in the Complaint.

The following underlined language supplements the sixth paragraph of text on page 77 of the Definitive Proxy Statement under the heading “Background of the Merger”:

Throughout August and September 2020, at the direction of Rexnord, Credit Suisse and Citi had contact with seven financial sponsors regarding a potential acquisition of Rexnord. All seven financial sponsors executed nondisclosure agreements containing customary provisions, including customary “don’t ask, don’t waive” standstill provisions and fallaway provisions that would permit the sponsor to make acquisition and other proposals relating to Rexnord and its subsidiaries following Rexnord’s entry into a definitive agreement affecting a change of control or other specified transactions.  Because the transaction with Regal does not trigger the fallaway provisions, these agreements currently remain in effect. Throughout September 2020 and October 2020, Rexnord and its financial advisors engaged in preliminary discussions with these financial sponsors, including Rexnord’s management team holding introductory briefings for each of the financial sponsors and providing financial due diligence information.

The following underlined language supplements the final two paragraphs of text on page 141 of the Definitive Proxy Statement under the heading “Discounted Cash Flow Analysis”:

Regal

Evercore performed a discounted cash flow analysis of Regal to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that Regal was forecasted to generate during Regal’s fiscal years 2021 through 2025 based on the Regal Forecasts. Evercore calculated Regal’s standalone unlevered, after-tax free cash flow by applying Regal’s cash tax rate to its earnings before interest and taxes, adding depreciation and amortization and deducting capital expenditures, cash restructuring costs and changes in net working capital. Evercore calculated terminal values for Regal by applying perpetuity growth rates of 2.00% to 3.50%, which range was selected based on Evercore’s professional judgment and experience, to a terminal year estimate of the unlevered, after-tax free cash flows that Regal was forecasted to generate based on the Regal Forecasts. Evercore calculated Regal’s standalone unlevered, after-tax free cash flow in the terminal year to be $459 million by applying Regal’s cash tax rate to its earnings before interest and taxes, adding depreciation and amortization and deducting capital expenditures, cash restructuring costs and changes in net working capital. The cash flows and terminal values in each case were then discounted to present value as of December 31, 2020 using discount rates ranging from 8.75% to 9.75%, which were based on an estimate of Regal’s weighted average cost of capital, the mid-year cash flow discounting convention and Evercore’s professional judgment and experience. Key inputs to this analysis were calculated using publicly available information as of February 12, 2021 and include (i) a risk free investment rate of 1.83%, based on the 20 year US Treasury Rate, (ii) unlevered asset beta of 1.055, based on the median rate for Regal and the median rate for selected peers, (iii) a debt to equity ratio of 23.04%, based on the median rate for Regal and the median rate for selected peers, (iv) a tax rate of 21%, (v) a sensitivity to market risk premium range of 6.17% to 7.15% and a size of market capitalization premium of 0.79%, in each case based on selected peers with similar risk and market capitalization profiles to Regal and (vi) an after-tax cost of debt of 1.68%, based on the BBB US Corporate bond yield. After giving effect to the discounting of cash flows at Regal’s weighted average cost of capital, Evercore implied an enterprise value for Regal ranging from $5,538 million to $7,825 million. Based on this range of implied enterprise values, Evercore then subtracted Regal’s estimated net debt of $460 million, after-tax underfunded pension obligation of $58 million (tax effected per Regal management) and non-controlling interest of $33 million, in each case as of December 31, 2020 based on information provided by Rexnord management. After giving effect to the number of fully diluted outstanding shares of Regal common stock on a pro forma basis giving effect to the separation and the distributions, in each case as provided to Evercore by Regal management, this analysis indicated a range of aggregate equity value of approximately $5.0 billion to approximately $7.3 billion.

Land

Evercore performed a discounted cash flow analysis of Land to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that Land was forecasted to generate during Land’s fiscal years 2021 through 2025 based on the Rexnord Forecasts. Evercore calculated terminal values for Land by applying perpetuity growth rates of 2.50% to 4.00%, which range was selected based on Evercore’s professional judgment and experience, to a terminal year estimate of the unlevered, after-tax free cash flows that Land was forecasted to generate based on the Rexnord Forecasts. Evercore calculated Land’s standalone unlevered, after-tax free cash flow in the terminal year to be $236 million by applying Land’s cash tax rate to its earnings before interest and taxes, adding depreciation and amortization and deducting capital expenditures, cash restructuring costs and changes in net working capital. The cash flows and terminal values in each case were then discounted to present value as of December 31, 2020 using discount rates ranging from 9.0% to 10.0%, which were based on an estimate of Land’s weighted average cost of capital, the mid-year cash flow discounting convention and Evercore’s professional judgment and experience. Key inputs to this analysis were calculated using publicly available information as of February 12, 2021 and include (i) a risk free investment rate of 1.83%, based on the 20 year US Treasury Rate, (ii) unlevered asset beta of 1.123, based on the median rate for Land and selected peers, (iii) a debt to equity ratio of 27.33%, based on the median rate for Land and selected peers, (iv) a tax rate of 21%, (v) a sensitivity to market risk premium range of 6.17% to 7.15% and a size of market capitalization premium of 1.10%, in each case based on selected peers with similar risk and market capitalization profiles and (vi) an after-tax cost of debt of 1.68%, based on the BBB US Corporate bond yield. After giving effect to the discounting of cash flows at Land’s weighted average cost of capital, Evercore implied an enterprise value for Land ranging from $2,925 million to $4,175 million. From this range of implied enterprise values, Evercore subtracted the estimated net present value as of December 31, 2020 of $76 million in capital leases, per Rexnord management, for Land’s fiscal years 2021 through 2024 based on the Rexnord Forecasts by applying the same range of discount rates referred to above. Based on this range of implied enterprise values, Land’s estimated net debt of $295 million and $73 million in after-tax underfunded pension obligation as of December 31, 2020 (tax effected per Regal management), as provided to Evercore by Rexnord management, this analysis indicated a range of aggregate equity value of approximately $2.5 billion to approximately $3.7 billion.

The following underlined language supplements the final full paragraph of text on page 142 of the Definitive Proxy Statement under the heading “Pro Forma “Has-Gets” Analysis”:

Has-Gets

Evercore reviewed the implied aggregate equity value of Regal (pro forma for the transactions) attributable to Rexnord stockholders on a pro forma basis giving effect to the merger based on a discounted cash flow analysis. The pro forma implied equity value attributable to Rexnord stockholders was equal to the product obtained by multiplying 38.6% (Rexnord stockholders’ pro forma ownership of the combined company immediately following the completion of the merger based on the exchange ratio, without giving effect to the adjustments to the exchange ratio contemplated by the Merger Agreement) by an amount equal to the sum of (1) Land’s stand-alone implied aggregate equity value calculated using the discounted cash flow analysis summarized above (calculated using a discount rate of 9.5% and a perpetuity growth rate of 3.25%), (2) Regal’s stand-alone implied aggregate equity value calculated using the discounted cash flow analysis summarized above (calculated using a discount rate of 9.25% and a perpetuity growth rate of 2.75%), and (3) the net present value as of December 31, 2020 of the projected synergies (excluding any potential revenue synergies) based on the estimated cost savings (net of any costs to achieve the estimated cost savings) and a 9.33% discount rate (based on the mid-point of the estimated weighted average cost of capital of the combined company) and a perpetuity growth rate of 1.5%. Run-rate synergies determined by Rexnord and Regal management were $70 million in 2022, $100 million in 2023 and $120 million in 2024, with costs to achieve these synergies of $70 million in 2022, $30 million in 2023 and $20 million in 2024. Synergies were valued from $881 million at a 1% perpetuity growth rate and a 9.83% discount rate to $1,156 million at a 2% perpetuity growth rate and a 8.83% discount rate. This analysis resulted in an implied incremental aggregate equity value of Land on a pro forma basis attributable to Rexnord stockholders of approximately $840 million, or approximately $455 million excluding synergies.

Forward-Looking Statements

This communication contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect current estimates, expectations and projections about Regal, Rexnord and the PMC Business’s respective future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the proposed acquisition of the PMC Business, the benefits and synergies of the Transactions, future opportunities for Regal, the PMC Business and the combined company, and any other statements regarding Regal’s, Rexnord’s, the PMC Business’s or the combined company’s respective future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project,” “forecast,” and similar expressions. These forward-looking statements are based upon information currently available to Rexnord and are subject to a number of risks, uncertainties, and other factors that could cause Regal’s, Rexnord’s, the PMC Business’s or the combined company’s actual results, performance, prospects, or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause Regal’s, Rexnord’s the PMC Business’s or the combined company’s actual results to differ materially from the results referred to in the forward-looking statements Regal or Rexnord makes in this communication include: the possibility that the conditions to the consummation of the Transactions will not be satisfied; failure to obtain shareholder or stockholder approvals being sought in connection with the Transactions; changes in the extent and characteristics of the common stockholders of Rexnord and the common shareholders of Regal and its effect pursuant to the Merger Agreement on the number of shares of Regal common stock issuable pursuant to the Transactions, magnitude of the dividend payable to Regal shareholders pursuant to the Transactions and the extent of indebtedness to be incurred by Regal in connection with the Transactions; the determination by Regal and Rexnord of the number of “Qualifying Overlap Shareholders” at the closing of the Transactions; the ability to obtain the anticipated tax treatment of the Transactions and related transactions; risks relating to any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; the possibility that Regal may be unable to achieve expected synergies and operating efficiencies in connection with the Transactions within the expected time-frames or at all and to successfully integrate the PMC Business; expected or targeted future financial and operating performance and results; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transactions; failure to consummate or delay in consummating the Transactions for other reasons; Regal’s ability to retain key executives and employees; risks associated with litigation related to the Transaction; the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which Regal does business; fluctuations in commodity prices and raw material costs; dependence on significant customers; seasonal impact on sales of products into HVAC systems and other residential applications; risks associated with global manufacturing, including risks associated with public health crises; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; Regal’s overall debt levels and its ability to repay principal and interest on its outstanding debt, including debt assumed or incurred in connection with the proposed Transactions; prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling or water heating; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that Regal cannot control; product liability and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures; unanticipated costs or expenses that may be incurred related to product warranty issues; dependence on key suppliers and the potential effects of supply disruptions; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; effects on earnings of any significant impairment of goodwill or intangible assets; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; cyclical downturns affecting the global market for capital goods; changes in the method of determining London Interbank Offered Rate (“LIBOR”), or the replacement of LIBOR with an alternative reference rate; and other risks and uncertainties including, but not limited, to those described in the section entitled “Risk Factors” in Regal’s or Rexnord’s respective Annual Reports on Form 10-K on file with the SEC and from time to time in other filed reports including Regal’s and Rexnord’s Quarterly Reports on Form 10-Q. For a more detailed description of the risk factors associated with Regal and Rexnord, please refer to Regal’s Annual Report on Form 10-K for the fiscal year ended January 2, 2021 on file with the SEC, Regal's Quarterly Report on Form 10-Q for the period ended March 31, 2021 on file with the SEC, Rexnord’s Transition Report on Form 10-KT for the transition period from April 1, 2020 to December 31, 2020 filed with the SEC, Rexnord’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 filed with the SEC, and subsequent SEC filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this communication are made only as of the date of this communication, and Rexnord undertakes no obligation to update any forward-looking information contained in this communication or with respect to the announcements described herein to reflect subsequent events or circumstances.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the Transaction, Regal Beloit has filed with the Securities and Exchange Commission (“SEC”), a Registration Statement on Form S-4 (Reg. No. 333-255982) containing, and we have filed with the SEC, a proxy statement/information statement/prospectus relating to the Transaction. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS (AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE) BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT REXNORD, REGAL BELOIT AND THE TRANSACTION. A definitive proxy statement has been sent to stockholders of Rexnord seeking approval of the Transaction. The documents relating to the Transaction can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge by contacting us by written request to Rexnord Corporation, Investor Relations, 511 Freshwater Way, Milwaukee, WI 53204, or by calling (414) 643-3739 or upon written request to Regal Beloit Corporation, Investor Relations, 200 State Street, Beloit, WI 53511 or by calling (608) 364-8800.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder. Rexnord, Regal Beloit and their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from Rexnord’s stockholders in connection with the Transaction. Information regarding the names and interests in the proposed transaction of Rexnord’s directors and officers is contained Rexnord’s filings with the SEC. Additional information regarding the interests of potential participants in the solicitation process is also included in the proxy statement/information statement/prospectus relating to the Transaction and other relevant documents filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Rexnord Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 27th day of August, 2021.

REXNORD CORPORATION

By:	/s/ Mark W. Peterson
Name:	Mark W. Peterson
Title:	Senior Vice President and Chief Financial Officer